UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 31, 2006

Westcorp
(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	001-09910 (Commission File Number)	51-0308535 (I.R.S. Employer Identification No.)
23 Pasteur, Irvine, California 92618-3804
(Address of Principal Executive Offices) (Zip Code)
(949) 727-1002
(Registrant’s telephone number,
including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 31, 2006, Westcorp issued a press release announcing its results of operations for the quarter ended December 31, 2005. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.
Item 8.01 Other Events.
The information included in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press release issued on January 31, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation
Date: January 31, 2006	By:	/s/ Robert J. Costantino
Robert J. Costantino
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit	Description

99.1	Press release issued on January 31, 2006